UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2026

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIOT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2026, the board of directors (the “Board”) of Powerfleet, Inc. (the “Company”) elected Michael Casey as a director of the Company. Mr. Casey has been named to the Audit Committee, Compensation Committee and Nominating Committee to the Board and has been appointed to serve as chair of the Audit Committee.

On July 15, 2026, Michael McConnell notified the Board of his resignation as a director of the Company, effective immediately.

As a member of the Board, Mr. Casey is eligible to participate in the Company’s non-employee director compensation program, which is described in the Company’s most recent Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2025.

In connection with his election to the Board, Mr. Casey will also enter into an indemnification agreement with the Company, substantially similar to the form of indemnification agreement that the Company has entered into with each of its other directors and executive officers, which was filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-4 filed with the SEC on May 24, 2019.

Mr. Casey has not participated in any transactions with the Company, nor are there currently any proposed transactions, requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. There is also no arrangement or understanding between Mr. Casey and the Company pursuant to which he was elected to the Board.

Item 8.01. Other Events.

On July 21, 2026, the Company issued a press release announcing Mr. Casey’s appointment as a director and Mr. McConnell’s resignation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

	By:	/s/ Steve Towe
	Name:	Steve Towe
	Title:	Chief Executive Officer

Date: July 21, 2026